CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Income Statement [Abstract]
Revenue	$ 715,886	$ 581,264
Cost of revenue	80,785	59,978
Gross profit	635,101	521,286
OPERATING EXPENSES
Research and development	191,327	156,424
Sales and marketing	327,797	294,310
General and administrative	76,331	72,307
Restructuring charges	21,436	0
Total operating expenses	616,891	523,041
Operating income (loss)	18,210	(1,755)
Financial income, net	17,336	31,749
Income before income taxes	35,546	29,994
Income tax expense	(4,052)	(996)
Net income	$ 31,494	$ 28,998
Net income per share attributable to ordinary shareholders, basic	$ 0.69	$ 0.57
Net income per share attributable to ordinary shareholders, diluted	$ 0.67	$ 0.55
Weighted-average ordinary shares used in calculating net income per ordinary share, basic	45,898,551	51,196,507
Weighted-average ordinary shares used in calculating net income per ordinary share, diluted	46,752,399	53,149,561